Exhibit 10.27

AMENDMENT TO EQUITYHOLDERS AGREEMENT
OF
STATION CASINOS, INC.,
FERTITTA COLONY PARTNERS LLC
AND
FERTITTA PARTNERS LLC

THIS AMENDMENT TO EQUITYHOLDERS AGREEMENT OF STATION CASINOS, INC., FERTITTA COLONY PARTNERS LLC AND FERTITTA PARTNERS LLC, dated as of February 27, 2008 (the “Amendment”) is by and among Station Casinos, Inc., a Nevada corporation (“Station”), Fertitta Colony Partners LLC, a Nevada limited liability company (“Parent”), Fertitta Partners LLC, a Nevada limited liability company (“Fertitta Partners”), FCP Holding, Inc., a Nevada corporation (“FCP Holding”), and FCP VoteCo, LLC, a Nevada limited liability company (“FCP VoteCo”).

RECITALS

A.            WHEREAS, effective as of November 7, 2007, the undersigned entered into the Equityholders Agreement of Station, Parent and Fertitta Partners (the “Equityholders Agreement”) by and among Station, Parent, Fertitta Partners, FCP Holding, FCP VoteCo and the other direct and indirect equityholders of Station, Parent and Fertitta Partners identified on the signature pages thereto.  Capitalized terms used herein and not otherwise defined have the meaning set forth in the Equityholders Agreement;

B.            WHEREAS, the undersigned desire to amend the Equityholders Agreement on the terms and subject to the conditions hereof.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the undersigned agree to amend the Equityholders Agreement as follows:

AGREEMENT

1.             Amendment to Equityholders Agreement.

(a)           Section 2.1(a) of the Equityholders Agreement is hereby amended and restated in its entirety as follows:

(a)           Appointment and Term of Directors; Vacancies.

(i)            The Board of Directors shall consist of six (6) directors, or such other number of members as may be agreed by a Supermajority of the Board of Directors.  Subject to Sections 2.1(a)(ii), 2.1(a)(iii), 2.1(a)(iv) and 2.1(a)(v), the Named Executive Officers shall have the right to appoint up to three (3) members of the Board of Directors (each, a “Named Executive Director,” and, collectively, the “Named Executive Directors”), the VoteCo Sponsor Member shall have the right to appoint up to two (2) members of the Board of Directors (each, a “Sponsor Director,” and, collectively, the “Sponsor Directors”), and one (1) member of the Board of Directors shall be appointed as mutually agreed by the Named Executive Officers and the VoteCo Sponsor Member (the “Independent Director”).  Any member of the Board of Directors may resign at any time upon written notice to Station; provided, however, that, subject to applicable law, for so long as Frank J. Fertitta III and Lorenzo J. Fertitta serve as a Chief Executive Officer and/or President of Station, the Named Executive Officers shall appoint Frank J. Fertitta III and Lorenzo J. Fertitta to serve as Named Executive Directors.  Any such resignation shall take effect at the time specified therein or, if the time be not specified, upon receipt thereof, and the acceptance of such resignation, unless required by the terms thereof, shall not be necessary to make such resignation effective.  The Named Executive Officers shall have the sole right to remove the Named Executive Directors, the VoteCo Sponsor Member shall have the sole right to remove the Sponsor Directors, and the Independent Director shall be removed as mutually agreed by the Named Executive Officers and the VoteCo Sponsor Member; provided that, the VoteCo Sponsor Member shall remove a Sponsor Director, the Named Executive Officers shall remove a Named Executive Director, and the Named Executive Officers and VoteCo Sponsor Member shall mutually remove the Independent Director, if there is Cause to remove such Sponsor Director, Named Executive Director or Independent Director.  Subject to Sections 2.1(a)(ii), 2.1(a)(iii), 2.1(a)(iv) and 2.1(a)(v), should any individual designated or elected as a member of the Board of Directors be unwilling or unable to serve, or otherwise cease to serve (including by means of removal), a Named Executive Director vacancy shall be filled by the Named Executive Members, a Sponsor Director vacancy shall be filled by the VoteCo Sponsor Member, and an Independent Director vacancy shall be filled in accordance with the provisions of subsections (ii), (iii) and (iv) below.

(ii)           Upon the death or Disability of both of the Named Executive Officers, the Board of Directors shall be appointed as follows:  (A) if the Named Executive Members continue to own, in the aggregate, more than fifty percent (50%) of the total Class B Units issued by Parent and Class A Units and Class B Units issued by Fertitta Partners (collectively, the “Fertitta Units”) to the Named Executive Members on the date hereof, the Named Executive Designees shall have the right to appoint two (2) members of the Board of Directors, which directors shall be deemed to be Named Executive Directors, the VoteCo Sponsor Member shall be entitled to appoint three (3) members of the Board of Directors, which directors shall be deemed to be Sponsor Directors, and one (1) member of the Board of Directors shall be appointed as mutually agreed by the Named Executive Designees and the VoteCo Sponsor Member, which director shall be deemed to be the Independent Director; (B) if such Named Executive Members continue to own, in the aggregate, fifty percent (50%) or less but greater than twenty-five percent (25%) of the total number of Fertitta Units issued to the Named Executive Members on the date hereof, the Named Executive Designees shall have the right to appoint one (1) member of the Board of Directors, which director shall be deemed to be a Named Executive Director, the VoteCo Sponsor Member shall be entitled to appoint four (4) members of the Board of Directors, which directors shall be deemed to be Sponsor Directors, and one (1) member of the Board of Directors shall be appointed as mutually agreed by the Named Executive Designees and the VoteCo Sponsor Member, which director shall be deemed to be the Independent Director; (C) if such Named Executive Members continue to own, in the aggregate, twenty-five percent (25%) or less but greater than ten percent (10%) of the total number of Fertitta Units issued to the Named Executive Members on the date hereof, one (1) member of the Board of Directors shall be appointed as mutually agreed by the Named Executive Designees and the VoteCo Sponsor Member, which director shall be deemed to be the Independent Director, and the VoteCo Sponsor Member shall be entitled to appoint five (5) members of the Board of Directors, which directors shall be deemed to be Sponsor Directors; and (D) if such Named Executive Members continue to own, in the aggregate, less than ten percent (10%) of the total number of Fertitta Units issued to the Named Executive Members on the date hereof, the Named Executive Designees shall not have the right to appoint any members to the Board of Directors and all six (6) members of the Board of Directors shall be appointed by the VoteCo Sponsor Member, which directors shall be deemed to be Sponsor Directors; provided that if the members of the Board of Directors are being appointed pursuant to Section 2.1(a)(ii)(B) or 2.1(a)(ii)(C), then no action of the Board of Directors shall require the approval of a Supermajority of the Board of Directors; provided, further, that the Named Executive Designees may only appoint those individuals listed in the Side Letter Agreement as their designee(s) to the Board of Directors, and shall make such appointments in the manner set forth in the Side Letter Agreement, or such other individual(s) reasonably acceptable to the VoteCo Sponsor Member; provided, further, that the Named Executive Directors appointed pursuant to Section 2.1(a)(ii)(A) shall be required to make timely decisions and shall not be permitted to abstain from any decision that requires the approval of a Supermajority of the Board of Directors.

(iii)          In the event at least one Named Executive Officer continues to serve as a member of the Board of Directors of Station and as Chief Executive Officer and/or President of Station, the Board of Directors shall be appointed as follows:  if the Named Executive Members continue to own, in the aggregate, twenty-five percent (25%) or less of the total number of Fertitta Units issued to the Named Executive Members on the date hereof, the Named Executive Officers and the Named Executive Designees shall have the right to appoint two (2) members of the Board of Directors, which directors shall be deemed to be Named Executive Directors, the VoteCo Sponsor Member shall be entitled to appoint three (3) members of the Board of Directors, which directors shall be deemed to be Sponsor Directors, and one (1) member of the Board of Directors shall be appointed as mutually agreed by the Named Executive Officers, the Named Executive Designees and the VoteCo Sponsor Member, which director shall be deemed to be the Independent Director; provided that if the members of the Board of Directors are being appointed pursuant to this Section 2.1(a)(iii) and the Named Executive Members continue to own, in the aggregate, less than ten percent (10%) of the total number of Fertitta Units issued to the Named Executive Members on the date hereof, then no action of the Board of Directors shall require the approval of a Supermajority of the Board of Directors.

(iv)          In the event at least one Named Executive Officer continues to serve as a member of the board of directors of Station but neither Named Executive Officer is serving as the Chief Executive Officer and/or the President of Station, the Board of Directors shall be appointed as follows:  (A) if the Named Executive Members continue to own, in the aggregate, more than twenty-five percent (25%) of the total number of Fertitta Units issued to the Named Executive Members on the date hereof, the Named Executive Officers and the Named Executive Designees shall have the right to appoint three (3) members of the Board of Directors, which directors shall be deemed to be

Named Executive Directors, the VoteCo Sponsor Member shall be entitled to appoint two (2) members of the Board of Directors, which directors shall be deemed to be Sponsor Directors, and one (1) member of the Board of Directors shall be appointed as mutually agreed by the Named Executive Officers, the Named Executive Designees and the VoteCo Sponsor Member, which director shall be deemed to be the Independent Director; (B) if the Named Executive Members continue to own, in the aggregate, twenty-five percent (25%) or less but greater than ten percent (10%) of the total number of Fertitta Units issued to the Named Executive Members on the date hereof, the Named Executive Officers and the Named Executive Designees shall have the right to appoint two (2) members of the Board of Directors, which directors shall be deemed to be a Named Executive Directors, the VoteCo Sponsor Member shall have the right to appoint three (3) members of the Board of Directors, which directors shall be deemed to be Sponsor Directors, and one (1) member of the Board of Directors shall be appointed as mutually agreed by the Named Executive Officers, the Named Executive Designees and the VoteCo Sponsor Member, which director shall be deemed to be the Independent Director; and (C) if the Named Executive Members continue to own, in the aggregate, less than ten percent (10%) of the total number of Fertitta Units issued to the Named Executive Members on the date hereof, the Named Executive Officers and the Named Executive Designees shall have the right to appoint two (2) members of the Board of Directors, which directors shall be deemed to be a Named Executive Directors, the VoteCo Sponsor Member shall have the right to appoint three (3) members of the Board of Directors, which directors shall be deemed to be Sponsor Directors, and one (1) member of the Board of Directors shall be appointed as mutually agreed by the Named Executive Officers, the Named Executive Designees and the VoteCo Sponsor Member, which director shall be deemed to be the Independent Director; provided that if the members of the Board of Directors are being appointed pursuant to Section 2.1(a)(iv)(B) or 2.1(a)(iv)(C), then no action of the Board of Directors shall require the approval of a Supermajority of the Board of Directors.

(v)           In the event that the members of the Board of Directors are not being appointed pursuant to Section 2.1(a)(ii) and neither Named Executive Officer is serving as (i) the Chief Executive Officer and/or President of Station nor (ii) as a member of the Board of Directors of Station, then one (1) member of the Board of Directors shall be appointed as mutually agreed by the Named Executive Officers, the Named Executive Designees and the VoteCo Sponsor Member, which director shall be deemed to be the Independent Director, and the VoteCo Sponsor Member shall be entitled to appoint five (5) members of the Board of Directors, which directors shall be deemed to be Sponsor Directors, and no action of the Board of Directors shall require the approval of a Supermajority of the Board of Directors.

(b)           Section 1.1(a) of the Equityholders Agreement is hereby amended by adding in alphabetical order a new definition “Independent Director” to read: ““Independent Director” has the meaning set forth in Section 2.1(a)(i).”

                                2.             Continued Effectiveness of Agreement.  Except as expressly provided herein, the Equityholders Agreement shall remain unchanged, unaltered and in full force and effect.

                                3.             Headings.  Section and subsection headings in this Amendment are included in this Amendment for convenience of reference only and shall not constitute a part of this agreement for any other purpose or be given any substantive effect.

                                4.             Governing Law.  This Amendment shall be governed by and interpreted in accordance with the law of the State of Nevada.

                                5.             Counterparts.  This Amendment may be executed in any number of counterparts and when so executed, all of such counterparts shall constitute a single instrument binding upon all parties notwithstanding the fact that all parties are not signatory to the original or to the same counterpart.

                                IN WITNESS WHEREOF, the parties hereto have executed this Amendment, effective as of the date set forth above.

STATION CASINOS, INC.

By:	/s/ Thomas M. Friel
Name:	Thomas M. Friel
Title:	Executive Vice President, Chief Accounting
Officer and Treasurer

FERTITTA COLONY PARTNERS LLC

By:	/s/ Lorenzo J. Fertitta
Name:	Lorenzo J. Fertitta
Title:	Vice President

FERTITTA PARTNERS LLC

By:	/s/ Lorenzo J. Fertitta
Name:	Lorenzo J. Fertitta
Title:	Vice President

FCP HOLDING, INC.

By:	/s/ Lorenzo J. Fertitta
Name:	Lorenzo J. Fertitta
Title:	Vice President

FCP VOTECO, LLC

By:	/s/ Lorenzo J. Fertitta
Name:	Lorenzo J. Fertitta
Title:	Vice President